May 23, 2008

DREYFUS PREMIER STOCK FUNDS -DREYFUS PREMIER INTERNATIONAL SMALL CAP FUND

Supplement to Prospectus dated February 1, 2008

The following information replaces the forth paragraph of the section of the Fund's Prospectus entitled "Management – Investment Adviser and Administrator":

The fund is co-managed by William S. Patzer and Mark Bogar. Mr. Patzer has been the fund's primary portfolio manager since August 8, 2007. Mr. Patzer has been the lead portfolio manager of TBCAM's Global Core Equity strategy since November 2006 and lead portfolio manager of TBCAM's Emerging Markets Core Equity, International Core Equity and International Small Cap strategies since August 2007. Mr. Patzer has also been a Reserch Analyst covering the health care sector since he joined TBCAM in November 2005. Prior to joining TBCAM, Mr. Patzer served as a Senior Analyst with Goldman Sachs Asset Management covering the industrials, energy and materials sectors. Mr. Bogar joined the international portfolio management team of TBCAM as a Senior Equity Research Analyst on TBCAM's International Core and Growth Strategies in August 2007. Prior to that, Mr. Bogar was at Putnam Investments in various capacities from 1998-2007. Most recently, from 2004-2007 he was the head of the portfolio management team covering the US consumer sector. From 2002-2006 Mr. Bogar was a portfolio manager for the Global Core Equities Strategy focusing on the consumer and technology sectors.